                                                                    EXHIBIT 10.1
================================================================================

                          RECEIVABLES SALE AGREEMENT

                         Dated as of December 18, 1992

                                    between

                           CSX TRANSPORTATION, INC.,

                                    Seller,

                                      and

                      CSX TRADE RECEIVABLES CORPORATION,

                                     Buyer

===============================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  Definitions
                                  -----------
Section 1.01   Certain Defined Terms......................................     1

Section 1.02   Other Definitional Provisions..............................     2


                                  ARTICLE II

                           Conveyance of Receivables
                           -------------------------

Section 2.01   Conveyance of Receivables..................................     2

Section 2.02   Initial Purchase...........................................     3

Section 2.03   Additional Purchases.......................................     4

Section 2.04   Representation and Warranties of
               the Seller Relating to the Seller..........................     5

Section 2.05   Representations of the Seller
               Relating to the Agreement
               and the Purchased Assets...................................     7

Section 2.06   Covenants of the Seller....................................    10

Section 2.07   Adjustment Payments........................................    11

Section 2.08   Removal of Obligors........................................    11


                                  ARTICLE III

                   Allocation and Application of Collections
                   -----------------------------------------

Section 3.01   Allocation and Application of
               Collections an Other Funds.................................    11


                                                                Contents, page 2
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
                                  ARTICLE IV

                     Other Matters Relating to the Seller
                     ------------------------------------

Section 4.01    Merger or Consolidation
                of or Assumption of the
                Obligations of the Seller..................................  12

Section 4.02    Seller Indemnification of the Buyer........................  12

                                   ARTICLE V

                                  Termination
                                  -----------

                                  ARTICLE VI

                           Miscellaneous Provisions
                           ------------------------

Section 6.01    Amendment.................................................  13

Section 6.02    Protection of Right, Title and
                Interest to Purchased Assets..............................  15

Section 6.03    Limited Recourse..........................................  16

Section 6.04    No Petition...............................................  16

Section 6.05    Governing Law.............................................  16

Section 6.06    Notices...................................................  16

Section 6.07    Severability of Provisions................................  17

Section 6.08    Assignment................................................  17

Section 6.09    Further Assurances........................................  17

Section 6.10    No Waiver; Cumulative Remedies............................  17

Section 6.11    Counterparts..............................................  17

Section 6.12    Third-Party Beneficiaries.................................  18

Section 6.13    Merger and Integration....................................  18

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                                                                Contents, page 3


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
Section 6.14   Headings ..................................................   19

Exhibit A      Form of Monthly Report

Exhibit B      Form of Opinion of Counsel

Schedule 1     Discount Percentage

               RECEIVABLES SALE AGREEMENT, dated as of December 18, 1992, between CSX TRANSPORTATION, INC., a Virginia corporation (the "Seller"), and CSX TRADE RECEIVABLES CORPORATION, a Delaware corporation (the "Buyer").


                              W I T N E S S E T H

     WHEREAS the Seller in the ordinary course of its business provides transportation and other services, thereby generating certain payment obligations in its favor;

     WHEREAS the Seller wishes to sell such existing and future payment obligations, as forth herein, as may exist from time to time to the Buyer; and

     WHEREAS the Buyer desires to sell such payment obligations to CSXT Trade Receivables Master Trust, pursuant to a Pooling and Servicing Agreement dated as of December 18, 1992 (as the same may from time to time be amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), among the Buyer, as seller, the Seller, as servicer, and Chemical Bank, a New York banking corporation, as trustee (the "Trustee").

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.01.  Certain Defined Terms.  Capitalized terms used herein but
                    ----------------------
not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. In addition, whenever used in this Agreement:

     "Agreement" shall mean this Receivables Sale Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

     "CAF Parties" shall have the meaning set forth in Section 2.02.

           "CSX Corp." shall mean CSX Corporation, a Virginia Corporation.

           "Discount Percentage" shall have the meaning set forth for such term in Schedule I to this Agreement.

           "Monthly Report" shall mean the monthly report prepared by the Servicer in the Form attached hereto as Exhibit A.

           "Old Receivables Purchase Agreement" shall have the meaning set forth in Section 2.02.

           "Purchased Assets" shall have the meaning set forth in Section
2.01(a).

           "Purchase Price" shall have the meaning specified in Section 2.03.

           Section 1.02.  Other Definitional Provisions.  The words "hereof",
                          -----------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, section, subsection, schedule, and exhibit references are to this Agreement unless otherwise specified; and the term "including" means "including without limitation".

                                  ARTICLE II

                           Conveyance of Receivables
                           -------------------------

           Section 2.01. Conveyance of Receivables.  (a)  The Seller hereby
                         -------------------------
sells, assigns, transfers, sets over and otherwise conveys, without recourse (except as expressly provided herein), to the Buyer, on the terms and subject to the conditions specifically set forth herein, all its right, title and interest in, to and under all Receivables existing on the date hereof and hereafter created, all Collateral Security with respect thereto, all Collections and amounts received with respect thereto and all proceeds of the foregoing (including "proceeds" as defined in the UCC), together with all the Seller's rights, remedies, powers and privileges with respect to such Receivables (collectively, the "Purchased Assets").

           (b) The parties to this Agreement intend that the transactions contemplated hereby shall be, and shall be treated as, a purchase by the Buyer and a sale by the Seller of the Purchased Assets and not as a lending transaction. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Buyer of any obligation or liability with respect to any Receivable, Collection or Contract, nor shall the Buyer be obligated to perform or otherwise be responsible for any obligation of the Seller or any other Person in connection with the Purchased Assets or under any agreement or instrument relating thereto, including any Contract or any other obligation to any Obligor.

     (c) In connection with the foregoing conveyances, the Seller agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Purchased Assets now existing and hereafter acquired by the Buyer from the Seller meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the purchases of the Purchased Assets by the Buyer from the Seller, and to deliver file-stamped copies of such financing statements or other evidence of such filings to the Buyer on or prior to the Closing Date. Such financing statements shall name Buyer as buyer/secured party, Seller as seller/debtor and the Trustee, on behalf of CSXT Trade Receivables Master Trust, assignee.

     (d) The Seller agrees, at its expense, to undertake such reasonable actions as may be necessary to indicate to any creditor of the Seller that the Receivables and all proceeds thereof have been conveyed, and the Collateral Security assigned to the Buyer in accordance with this Agreement and to the Trust in accordance with the Pooling and Servicing Agreement for the benefit of the Investor Certificateholders and the Purchasers; provided that the Seller
                                                    --------
shall not be required to mark its master data processing records to reflect such sales.

     Section 2.02.  Initial Purchase.  On the date hereof and as consideration
                    ----------------
therefor, the Buyer shall transfer the Purchased Assets to the Trust and cause the Trust to enter into a Receivables Purchase Agreement with Ciesco, L.P., Corporate Asset Funding Company, Inc., Citibank, N.A., and Citicorp North America, Inc. (collectively the "CAF Parties"). In consideration thereof, the CAF Parties shall terminate the Trade Receivables Purchase and Sale Agreement, dated January 27, 1992, among the Seller and the CAF Parties (the "Old Receivables

Purchase Agreement") and shall release all their claims and interests in the Purchased Assets under the Old Receivables Purchase Agreement. As additional consideration, the Buyer shall pay to the Seller $196,674,127.50, representing the purchase price of the Purchased Assets (based on the aggregate Outstanding Balance of Receivables on November 30, 1992), after deductions of the value of the Receivables and other accounts being transferred to the CAF Parties under the Receivables Purchase Agreements.

          Section 2.03. Additional Purchases. (a) As consideration for the
                        --------------------
continuing conveyance of Receivables after the date hereof in accordance with
Section 2.01, the Buyer shall pay or cause to be paid to the Seller on each Distribution Date commencing with the January 1993 Distribution Date an amount (the "Purchase Price") equal to the product of (x) the aggregate balances of newly created Receivables for the preceding Due Period and (y) the Discount Percentage for such Due Period.

          (b) All payments under this Agreement shall be made in lawful money of the United States of America in same day funds and (i) if to the Seller, to the respective bank account designated in writing by the Seller to the Buyer and
(ii) if to the Buyer, to the bank account designated in writing by the Buyer to the Seller.

          (c) After the date hereof, all collections and other amounts including proceeds from the issuance of new Investor Certificates or the sale of Purchased Interests available to the Buyer after payment of any amounts due or required to be set aside or deposited under the Pooling and Servicing Agreement, any Supplement or any Receivables Purchase Agreement and any amounts owed to any other creditor of the Buyer shall be paid directly to the Seller as estimated payments toward the purchase price of newly created Receivables if such newly created Receivables have been conveyed to the Buyer by the Seller. On each Distribution Date commencing with the January 1993 Distribution Date, the actual Purchase Price for Receivables transferred during the preceding Due Period shall be determined in the Monthly Report. If Seller has received an amount greater than the Purchase Price for such Receivables, Seller shall credit such over-payment toward the Purchase Price for Receivables thereafter conveyed to the Buyer or, to the extent these newly created Receivables are not conveyed to the Buyer, the Seller shall pay to Buyer the excess of the amount that it has received over the Purchase Price. If Seller has received an amount less than the

Purchase Price for such Receivables, Buyer shall pay to Seller, subject to
Section 6.03 hereof, the excess of the Purchase Price over the amount received by the Seller.

     Section 2.04. Representations and Warranties of the Seller Relating to the
                   ------------------------------------------------------------
Seller. The Seller hereby represents and warrants to the Buyer as of each
------
Closing Date that:

     (a)  Organization and Good Standing.  The Seller is a corporation duly
          ------------------------------
  organized and validly existing and in good standing under the law of the State of Virginia and has, in all material respects, full corporate power and authority and legal right to own its properties and conduct its business as presently owned and conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b)  Due Qualification.  The Seller is duly qualified to do business and is
          -----------------
  in good standing as a foreign corporation (or is exempt from such requirement), and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or obtain such licenses or approvals would render any Contract relating to any Receivable unenforceable by the Seller or the Buyer or would have a material adverse effect on its ability to perform its obligations hereunder; provided, however, that no
                                                --------  -------
  representation or warranty is made with respect to any qualifications, licenses or approvals which the Buyer would have to obtain to do business in any jurisdiction in which the Buyer seeks to enforce directly any Receivable.

     (c)  Due Authorization.  The execution and delivery of this Agreement and
          -----------------
  the consummation of the transactions provided for or contemplated by this Agreement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

     (d)  No Conflict.  The execution and delivery of this Agreement, the sale
          -----------
  of the Purchased Assets, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof, will not conflict with or violate any Requirements of Law applicable to the Seller or conflict with, result in any breach of trust or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract (including, without limitation, the Contracts), agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound.

              (e)  No Proceedings.  There are no proceedings or investigations
                   ---------------
          pending or, to the best knowledge of the Seller, threatened against or affecting the Seller before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement.

              (f)  All Consents Required.  All authorizations, consents, orders
                   ----------------------
          or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement, the Receivables Sale Agreement, each Supplement and each Receivables Purchase Agreement and the Certificates, and the performance of the transactions contemplated by this Agreement, the Receivables Sale Agreement, each Supplement and each Receivables Purchase Agreement by the Seller have been duly obtained, effected or given and are in full force and effect.

              (g)  Bulk Sales.  No transaction contemplated by this Agreement
                   -----------
          requires compliance with any bulk sales act or similar law.

              (h)  Use of Proceeds.  No proceeds from the sale of the
                   ----------------
          Receivables will be used by the Seller to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

              The representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Purchased Assets to the Buyer and the other transactions contemplated hereby. Upon discovery by the Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party. The failure of the Buyer (or any assignee of the Buyer) or the Seller, as the case may be, to give prompt written notice of a breach by the other shall not result in a forfeiture of any of their rights with respect to such breach.

           In the event of any breach of any of the representations and warranties set forth in this Section 2.04 and if, in connection therewith, the Buyer shall be obligated to accept reassignment of the Certificateholders' Interest and the Purchased Interests pursuant to Section 2.07 of the Pooling and Servicing Agreement, the Seller shall repurchase the Purchased Assets and shall pay to the Buyer on the Business Day immediately preceding the Distribution Date on which such purchase of the Certifcateholders' Interest or Purchased Interests is to be made an amount equal to the purchase price for the Certificateholders' Interests and the Purchased Interests, as determined in accordance with the Pooling and Servicing Agreement. In the event that the Seller is obligated to repurchase the Purchased Assets and does so as provided above, such repurchase shall constitute the sole remedy against the Seller respecting an event of the type specified in the first sentence of this paragraph available to the Buyer and to the Purchasers or Investor Certificateholders (or the Trustee on behalf of the Purchasers or Investor Certificateholders).

           Section 2.05.  Representations of the Seller Relating to the
                          ---------------------------------------------
Agreement and the Purchased Assets.  The Seller hereby represents and warrants
----------------------------------
to the Buyer as of the date of this Agreement and as of each Closing Date, or as of each other date as is specified herein, that:

           (a) this Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

           (b) each Receivable and all other Purchased Assets have been conveyed to the Buyer free and clear of any Lien;

           (c) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of each Receivable and all other Purchased Assets to the Buyer have been duly obtained, effected or given and are in full force and effect;

     (d) this Agreement constitutes a valid sale, transfer and assignment to the Buyer of all right, title and interest in the Receivables and all other Purchased Assets and the proceeds thereof which, in the case of existing Receivables and all other existing Purchased Assets and the proceeds thereof, is enforceable by the Buyer upon execution and delivery of this Agreement and which will be enforceable by the Buyer with respect to such Receivables and all other Purchased Assets hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements delivered to the Buyer in accordance with Sections 2.01 and 6.02 hereof and, in the case of Receivables and all other Purchased Assets hereafter created and the proceeds thereof, upon the creation thereof, the Buyer shall have a first priority perfected ownership interest in such property and proceeds;

     (e) except as otherwise expressly provided in the Pooling and Servicing Agreement, any Series Supplement or any Receivables Purchase Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Collection Account, any Series Account, any Purchaser Account or any Enhancement;

     (f) on the date hereof, each existing Receivable is an Eligible Receivable, other than Receivables that are included in the amounts shown in
Schedule I to the Pooling and Servicing Agreement under the caption "Defaulted Receivables", "Monitored Receivables" or "Overconcentrations";

     (g) as of the date of the conveyance by the Seller to the Buyer of any new Receivable, such Receivable, is an Eligible Receivable;

     (h)  the Purchase Price payable on the first Closing Date pursuant to
Section 2.02 for the Purchased Assets outstanding on such Closing Date (i) constitutes fair consideration and reasonably equivalent value for the Purchased Assets outstanding on such Closing Date and (ii) is comparable to the sale price for such Purchased Assets that could generally be obtained by the Seller in the marketplace from unaffiliated entities in comparable transactions; and

           (i) the price payable on each Distribution Date pursuant to Section 2.03(a) for the Purchased Assets created after the first Closing Date (i) constitutes fair consideration and reasonably equivalent value for the Purchased Assets created after such Closing Date and (ii) is comparable to the sale price for such Purchased Assets that could generally be obtained by the Seller in the marketplace from unaffiliated entities in comparable transactions.

           The representations and warranties set forth in this Section 2.05 shall survive the transfer and assignment of the Receivables and the other Purchased Assets to the Buyer and the other transactions contemplated hereby. Upon discovery by the Seller or the Buyer of a breach of any of the representations and warranties set forth in this Section 2.05, the party discovering such breach shall give prompt written notice to the other party. The failure of the Buyer (or any assignee) or the Seller, as the case may be, to give prompt written notice of a breach by the other shall not result in a forfeiture of any of their rights with respect to such breach.

           In the event any representation or warranty under Section 2.05 is not true and correct as of the date specified therein with respect to any Receivable or in the event that the covenant contained in Section 2.06(a) is breached, such that in either event such Receivable is an Ineligible Receivable and the Buyer is, in connection therewith, required to accept reassignment of such Ineligible Receivable pursuant to Section 2.06 of the Pooling and Servicing Agreement, then the Seller shall pay to the Trustee on behalf of the Buyer any Transfer Deposit Amount required to be paid by the Buyer to the Trustee, within the time period required under the Pooling and Servicing Agreement for such payment. In the event that the Seller is obligated to pay any Transfer Deposit Amount and does so as provided above, such payment shall constitute the sole remedy respecting the event giving rise to such obligation available to the Buyer and to the Investor Certificateholders or Purchasers (or the Trustee or Purchaser Agent on behalf of Investor Certificateholders or Purchasers).

           In the event of any breach of any of the representations and warranties set forth in this Section 2.05 and if, in connection therewith, the Buyer shall be obligated to accept reassignment of the Certificateholders' Interest and the Purchased Interests pursuant to Section 2.07 of the Pooling and Servicing Agreement, the Seller shall repurchase the Purchased Assets and shall pay to the Buyer on the Business Day immediately preceding the Distribution Date on which such purchase of the Certificateholders' Interest or Purchased Interests is to be made an amount equal to the purchase price for the Certificateholders' Interests and the Purchased Interests, as determined in accordance with the Pooling and Servicing Agreement. In the event that the Seller is obligated to repurchase the Purchased Assets and does so as provided above, such repurchase shall constitute the sole remedy against the Seller respecting an event of the type specified in the first sentence of this paragraph available to the Buyer and to the Purchasers or Investor Certificateholders (or the Trustee on behalf of the Purchasers or Investor Certificateholders).

          Section 2.06.  Covenants of the Seller.  The Seller hereby covenants
                         ------------------------
that:

          (a)  Receivables Not To Be Evidenced by Promissory Notes.  Except in
               ----------------------------------------------------
connection with its enforcement or collection, the Seller will not take any action to cause any Receivable to be evidenced by any instrument (as defined in the UCC).

          (b)  Security Interests.  Except for the conveyances hereunder, the
               -------------------
Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or any other Purchased Assets, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Buyer, the Trust and the Purchasers in, to and under the Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

          (c)  Delivery of Collections.  In the event that the Seller receives
               ------------------------
Collections or Recoveries in respect of any Receivable (outside of the Lock Box arrangements described in the Pooling and Servicing Agreement), the Seller agrees to hold all such Collections and Recoveries in trust and to pay the Servicer such Collections and Recoveries as soon as practicable after receipt thereof by the Seller but in any event within two Business Days of the date of processing of such payment.

     (d) Notice of Liens. The Seller shall notify the Buyer and the Trustee
         ----------------
promptly after becoming aware of any Lien on any Purchased Asset other than the conveyances hereunder, under the Pooling and Servicing Agreement or under any Receivables Purchase Agreement.

     (e) Modification of Contracts and Policies. The Seller will not modify,
         --------------------------------------
amend or alter any Contract in a manner that would cause the Receivables arising under such Contract to not be an Eligible Receivable and would have a material adverse effect on the Investor Certificateholders or the Purchasers. The Seller shall not make any change in the Credit and Collection Policies which would impair the collectibility of any Receivable and would have a material adverse effect on the Investor Certificateholders or the Purchasers.

     Section 2.07. Adjustment Payments. If on any day the Outstanding Balance of
                   --------------------
a Receivable is reduced as a result of any defective, rejected or returned merchandise, insurance or services or any cash discount, or is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related transaction or any unrelated transaction) or the Servicer makes any adjustment thereto as a result of a rebate, refund or billing error, then the Seller shall pay to the Trustee on behalf of the Buyer any Adjustment Payment required pursuant to, and at the time specified in, Section 3.10 of the Pooling and Servicing Agreement.

     Section 2.08.  Removal of Obligors.  This Agreement and the Pooling and
                    --------------------
Servicing Agreement may be amended to provide for the removal by the Buyer and the Seller of Obligors (but only with respect to future arising Receivables) upon satisfaction of the conditions set forth in Section 2.09 of the Pooling and Servicing Agreement.

                                  ARTICLE III

                   Allocation and Application of Collections
                   -----------------------------------------

     Section 3.01.  Allocations and Applications of Collections and Other Funds.
                    -----------------------------------------------------------
The Servicer will apply all Collections with respect to the Receivables and all funds on deposit in the Collection Account as described in Article IV of the Pooling and Servicing Agreement, any Supplement and any Receivables Purchase Agreement. The Buyer will instruct the Servicer to cause all amounts payable to the Buyer under the Pooling and Servicing Agreement to be paid to the Seller to the extent provided in Section 2.03 hereof.


                                  ARTICLE IV

                     Other Matters Relating to the Seller
                     ------------------------------------

           Section 4.01.  Merger or Consolidation or Assumption of the
                          --------------------------------------------
Obligations, of the Seller. The Seller shall not consolidate with or merge into
--------------------------
any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

           (a) The corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation organized and existing under the laws of any domestic or foreign jurisdiction and, if the Seller is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Seller hereunder; and

           (b) The Seller has delivered to the Buyer and the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 4.01 and that all conditions precedent herein provided for relating to such transaction have been complied with.

           Section 4.02.  Seller Indemnification of the Buyer. The Seller shall
                          -----------------------------------
indemnify and hold harmless the Buyer, from and against any loss, liability, expense, claim, damage or injury suffered or sustained by reason of (i) any acts, omissions or alleged acts or omissions arising out of activities of the Seller pursuant to this Agreement, the Pooling and Servicing Agreement, any Receivables Purchase Agreement and (ii) any products liability claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided,
                                                                 --------
however, that the Seller shall not indemnify the Buyer if Buyer's acts,
-------
omissions or alleged acts or omissions constitute fraud, gross negligence or willful misconduct by the Buyer; and provided further, that the Seller shall not
                             ----------------
indemnify the Buyer for any liabilities, cost or expense of the Buyer with respect to any Federal, state or local income or franchise (imposed on or calculated by reference to income or net worth) taxes (or any interest or penalties with respect thereto) required to be paid by the Buyer in connection herewith to any taxing authority. Any indemnification under this Article VII shall survive the termination of the Agreement.

                                   ARTICLE V

                                  Termination
                                  -----------

     This Agreement will terminate immediately after the Trust terminates pursuant to the Pooling and Servicing Agreement.

                                  ARTICLE VI

                           Miscellaneous Provisions
                           ------------------------

     Section 6.01.  Amendment.  (a)  This Agreement may be amended from time to
                    ---------
time by the Seller and the Buyer provided, that such action shall not adversely
                                 --------
affect the interests of any Investor Certificateholders or Purchaser or otherwise have an Adverse Effect. This Agreement may not be amended unless the Seller shall have delivered the proposed amendment to the Purchaser Agent and the Rating Agencies at least ten Business Days prior to the execution and delivery thereof.

     (b) This Agreement may also be amended from time to time by the Buyer and Seller with the consent of (A) the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series and (B) if any Purchased Interest shall or would be adversely affected, the Purchaser Agent, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Seller; provided, however, that no such amendment shall (i) reduce in any manner
        --------  -------
the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Enhancement without the consent of each affected Investor

Certificateholder, (ii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or
(iii) adversely affect the rating of any Series or Class by any Rating Agency without the consent of the Holders of Investor Certificates of such Series evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class.

     (c) Any amendment to be effected pursuant to clause (b) above shall be deemed to affect adversely all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Seller, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

     (d) Promptly after the execution of any amendment or consent referred to in clause (b) above, the Seller shall furnish notification of the substance of such amendment to each Investor Certificateholder, Enhancement Provider and Rating Agency and shall provide a copy thereof to the Purchaser Agent.

     (e) It shall not be necessary for the consent of Investor Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (f) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

     (g) Notwithstanding anything in this Section to the contrary, no amendment may be made to paragraphs (b) or (c) of this Section 6.01 without the confirmation of the ratings of each outstanding Class of Investor Certificates from each Rating Agency.

     Section 6.02.  Protection of Right, Title and Interest to Purchased Assets.
                    ---------------------------------------------------------
(a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Buyer's right, title and interest to the Purchased Assets relating thereto to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and all necessary stamp and documentary taxes to be paid when due, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Buyer hereunder. The Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Buyer shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 6.02(a).

     (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 6.02(a) seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC as in effect in Florida, the Seller shall give the Buyer, the Trustee and the Purchaser Agent notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Purchased Assets and the proceeds thereof.

     (c) The Seller's principal executive office is in Florida and the Seller has not changed the location of its principal executive office within the four months preceding the date hereof. The Seller will give the Buyer the Trustee and the Purchaser Agent prompt notice of any relocation of any office at which its services any Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Buyer's ownership interest in the Receivables and the proceeds thereof. The Seller will at all times maintain its principal executive office within the United States of America.

     (d) The Seller will deliver to the Buyer, upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel in the form of Exhibit B.

     Section 6.03.  Limited Recourse.  Notwithstanding anything to the contrary
                    -----------------
contained herein, the obligations of the Buyer hereunder shall not be recourse to the Buyer (or any person or organization acting on behalf of the Buyer or any affiliate, officer or director of the Buyer), other than to (a) amounts payable to the Buyer under the Pooling and Servicing Agreement, any Supplement and any Receivables Purchase Agreement and (b) any other assets of the Buyer not pledged to third parties or otherwise encumbered in a manner permitted by the Buyer's Certificate of Incorporation; provided, however, that any payment by the Buyer
                              --------  -------
made in accordance with this Section 6.03 shall be made only after payment in full of any amounts that the Buyer is obligated to pay, to set aside or to deposit for the benefit of others pursuant to this Agreement, the Pooling and Servicing Agreement, any Supplement and any Receivable Purchase Agreement; provided further that the Investor Certificateholders and the Purchasers shall
----------------
be entitled to the benefits of the subordination of the Collections allocable to the Seller's Interest to the extent provided in any Supplement and any Receivables Purchase Agreement.

     Section 6.04.  No Petition.  The Seller hereby covenants and agrees that it
                    ------------
will not at any time institute against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

     Section 6.05.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN THE CONFLICT OF LAW PROVISIONS FOUND IN
ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 6.06. Notices. All demands, notices and communications hereunder
                   --------
shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to the parties at such addresses specified in the Pooling and Servicing Agreement.

     Section 6.07. Severability of Provisions. If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

     Section 6.08. Assignment. Notwithstanding anything to the contrary
                   ----------
contained herein except Section 4.01, this Agreement may not be assigned by the Seller without the prior consent of the Buyer and the Trustee. The Buyer may assign its rights, remedies, powers and privileges under this Agreement to the Trust pursuant to the Pooling and Servicing Agreement.

     Section 6.09. Further Assurances. The Seller agrees to do and perform, from
                   ------------------
time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Buyer (or the assignee of the Buyer) more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Purchased Assets for filing under the provisions of the UCC of any applicable jurisdiction.

    Section 6.10. No Waiver: Cumulative Remedies.  No failure to exercise and no
                  ------------------------------
delay in exercising, on the part of the Buyer (or the assignee of the Buyer), any right, remedy, provide or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

    Section 6.11. Counterparts. This Agreement may be executed in two or more
                  ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 6.12. Third-Party Beneficiaries.  This Agreement will inure to the
                   -------------------------
benefit of and be binding upon the parties hereto, the Certificateholders, the Purchasers and any Enhancement Providers and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

          Section 6.13. Merger and Integration. Except as specifically stated
                        -----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          Section 6.14. Headings. The headings herein are for purposes of
                        --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          IN WITNESS WHEREOF, the Seller and the Buyer have caused this Receivables Sale Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        CSX TRADE RECEIVABLES
                                        CORPORATION, as Buyer,

                                          by /s/ William ^^?
                                            -----------------------
                                            Name:
                                            Title:

                                        CSX TRANSPORTATION, INC., as
                                        Seller,

                                          by /s/ ^^?
                                            -----------------------
                                            Name:
                                            Title:

Acknowledged by CHEMICAL BANK
as Trustee of CSXT Trade
Receivables Master Trust,

  by /s/ ^^?
    -------------------------
    Name:
    Title:

                                                                       EXHIBIT A
                                                                       to RSA

                            FORM OF MONTHLY REPORT

                           CSX Transportation, Inc.
                                as Servicer of
                      CSXT Trade Receivables Master Trust


     The undersigned, a duly authorized representative of CSX Transportation, Inc. (the "Seller"), pursuant to the Receivables Sale Agreement dated as of December 18, 1992, between the Seller and CSX Trade Receivables Corporation and as Servicer pursuant to the Pooling and Servicing Agreement dated as of December 18, 1992 (as amended and supplemented, the "Pooling and Servicing Agreement"), among CSX Transportation, Inc., as Servicer, CSX Trade Receivables Corporation, as Seller and Chemical Bank, as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Receivables Sale Agreement. This Monthly Report relates to the [January 1993] Due Period.


Receivables Activity
--------------------

Total of newly created Receivables during
the Due Period                                               (a) $_________


Purchase Price
--------------

Amount described in (a) times the Discount
Percentage (  %) equals the Total
Purchase Price                                               (b) $_________


Payments
--------

Total dollar amount transferred to the
Seller under the Receivable Sale
Agreement during the Due Period plus
any credit from the preceding Due
Period                                                       (c) $_________

Subtract amount described in (c) from amount described in (b). If the result is a positive number, such amount is the Purchase Price for the Due Period, which is owed by the Buyer to the Seller. If the result is a negative number, such amount shall be a credit to be applied in the next Due Period.

                                                         Amount of purchase
                                                         price (d) $________
                                                         (or)

                                                         Amount of credit
                                                               (e) $________

                                                                       EXHIBIT B
                                                                          TO RSA

                          FORM OF OPINION OF COUNSEL

                      (As required by Section 6.02(d) of
                       ---------------------------------
                        the Receivables Sale Agreement)
                        ------------------------------

          (a) The amendment to the Receivables Sale Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally from time to time in effect. The enforceability of the Seller's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Amendment has been entered into in accordance with the terms and provisions of Section 6.01 of the Receivables Sale Agreement.

          (c) The Amendment will not adversely affect in any material respect the interests of the Investor Certificateholders. [Include this clause (iii) only in the case of amendments effected pursuant to Section 6.01(a) of the Receivables Sale Agreement.]

                                                                      SCHEDULE I
                                                                              TO
                                                                             RSA

                              DISCOUNT PERCENTAGE

The Discount Percentage applicable to the Receivables purchased on any Distribution Date shall initially equal 99.25%.

Prior to each Distribution Date thereafter, the Buyer and the Seller shall jointly determine and agree on a Purchase Price for such Distribution Date meeting the requests of Section 2.05(i). If they cannot agree on a new Discount Percentage, the Discount Percentage for the prior Distribution Date will remain in effect and the Buyer and Seller will retain an expert third party to determine a Discount Percentage which meets such requirements.

               AMENDMENT NO. 1 dated as of October 18, 1993, to the RECEIVABLES SALE AGREEMENT, dated as of December 18, 1992, between CSX TRANSPORTATION, INC., a Virginia corporation (the "Seller"), and CSX TRADE RECEIVABLES CORPORATION, a Delaware corporation (the "Buyer").


     WHEREAS the Seller and Buyer are parties to the Receivables Sale Agreement dated as of December 18, 1992 (the "Agreement"); and

     WHEREAS the Seller and the Buyer wish to amend the agreement pursuant to this Amendment.

     NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.01.  Defined Terms.  All capitalized terms used herein but not
                    --------------
otherwise defined shall have the meanings ascribed to them in the Agreement.

                                  ARTICLE II

                            Approval and Amendment
                            ----------------------

     SECTION 2.01.  Amendment to Pooling and Servicing Agreement.  The Amendment
                    ---------------------------------------------
No. 1 dated as of October 18, 1993 to the Pooling and Servicing Agreement among CSX Trade Receivables Corporation, CSX Transportation, Inc. and the Trustee, a form of which is attached hereto as Exhibit 1 to this Amendment is hereby acknowledged and approved.

                                  ARTICLE III

                           Miscellaneous Provisions
                           ------------------------

     SECTION 3.01.  Ratification of Agreement.  As amended by this Amendment,
                    --------------------------
the Agreement is in all respects ratified and confirmed and the Agreement as so amended by this Amendment shall be read, taken and construed as one and the same instrument.

     SECTION 3.02.  Counterparts.  This Amendment may be executed in two or more
                    -------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     SECTION 3.03.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN
                    --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


     IN WITNESS WHEREOF, the Seller and the Buyer have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.


                                             CSX TRADE RECEIVABLES
                                             CORPORATION, as Buyer,

                                               by /s/ ^^??

                                                 ---------------------------
                                                 Title: Vice President - Finance


                                             CSX TRANSPORTATION, INC., as
                                             Seller

                                               by /s/ ^^??

                                                 ---------------------------
                                                 Title: Treasurer

Acknowledged by CHEMICAL BANK,
as Trustee of CSXT Trade
Receivables Master Trust,

  by /s/ ^^??
    ___________________________
    Title: SENIOR TRUST OFFICER

                                                                  EXECUTION COPY




                                  AMENDMENT NO. 2 dated as of October 28, 1993,
                              to the RECEIVABLES SALE AGREEMENT, dated as of December 18, 1992, between CSX TRANSPORTATION, INC., a Virginia corporation (the "Seller"), and CSX TRADE RECEIVABLES CORPORATION, a Delaware corporation (the "Buyer").

     WHEREAS the Seller and Buyer are parties to the Receivables Sale Agreement dated as of December 18, 1992 (as amended, the "Agreement"); and

     WHEREAS the Seller and the Buyer wish to amend the Agreement pursuant to this Amendment.

    NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------


    SECTION 1.01. Defined Terms.  All capitalized terms used herein but not
                  -------------
otherwise defined shall have the meanings ascribed to them in the Agreement.

                                  ARTICLE II

                            Approval and Amendment
                            ----------------------

    SECTION 2.01. Amendment No. 2 to the Pooling and Servicing Agreement.  The
                  -------------------------------------------------------
Amendment No. 2 to the Pooling and Servicing Agreement dated as of October
27, 1993 among CSX Trade Receivables Corporation, CSX Transportation, Inc. and the Trustee, a copy of which is attached hereto as Exhibit 1 to this Amendment, is hereby acknowledged and approved.

    SECTION 2.02.  Amendment to Section 2.03(c).  The third sentence of Section
                   ----------------------------
2.03 of the Agreement shall be amended and restated in its entirety as follows:

    If the Seller has received an amount greater than the Purchase Price for such Receivables, or if the Seller is obligated to pay to the Buyer any additional amounts as specified in Section 2.04,

          2.05 or 2.07 of this Agreement, the Seller shall credit such over-payment and such additional amounts toward the Purchase Price for Receivables thereafter conveyed to the Buyer or, to the extent these newly created Receivables are not conveyed to the Buyer, the Seller shall pay to Buyer the excess of the amount that it has received over the Purchase Price.

          SECTION 2.03. Amendment to Section 2.04. The following sentence shall
                        -------------------------
be inserted immediately preceding the last sentence of the last paragraph of
Section 2.04 of the Agreement.

          In addition, in the event that the purchase price for the Certificateholders' Interest and the Purchased Interests is less than the aggregate amount of the Purchased Assets, the Seller agrees to pay to the Buyer such additional amount representing the difference between (x) the aggregate amount of the Purchased Assets and (y) the purchase price for the Certifcateholders' Interest and the Purchased Interests.

          SECTION 2.04. Amendment to Section 2.05. (a) The following sentence
                        --------------------------
shall be inserted immediately preceding the last sentence of the second to last paragraph of Section 2.05 of the Agreement

          In addition, in the event that any Transfer Deposit Amount required to be paid by the Seller to the Trustee is less than the full amount of such Ineligible Receivable, the Seller agrees to pay to the Buyer such additional amount representing the difference between the full amount of such Ineligible Receivable and such Transfer Deposit Amount.

          (b) The following sentence shall be inserted immediately preceding the last sentence of the last paragraph of Section 2.05 of the Agreement.

          In addition, in the event that the purchase price for the Certificateholders' Interest and the Purchased Interests is less than the aggregate amount of the Purchased Assets, the Seller agrees to pay the Buyer such additional amounts representing the difference between
          (x) the
     aggregate amount of the Purchased Assets and (y) the purchase price for the Certificateholders' Interest and the Purchased Interests.

     SECTION 2.05.  Amendment to Section 2.07.  The following section shall be
                    -------------------------
inserted at the end of Section 2.07 of the Agreement.

     In addition, in the event that any Adjustment Payment required to be paid by the Buyer to the Trustee is less than the full amount of all Receivables subject to adjustments under Section 3.10(a) of the Pooling and Servicing Agreement, the Seller agrees to pay to the Buyer an additional amount representing the difference between the full amount of such Receivables and such Adjustment Payment.

     SECTION 2.06.  Amendment to Section 6.03.  Sub part (b) of Section 6.03
                    -------------------------
shall be amended and restated in its entirety as follows.

     (b) any other assets of the Buyer not pledged to third parties or otherwise encumbered in a manner permitted by the Buyer's Certificate of Incorporation; provided, however, that any payment by the Buyer made in
                    --------  -------
     accordance with this Section 6.03 shall be made only after payment in full of any amounts that the Buyer is obligated to pay, to set aside or to deposit for the benefit of creditors of the Buyer or others pursuant to this Agreement, the Pooling and Servicing Agreement, any Supplement and any Receivable Purchase Agreement; provided further that the Investor
                                    -------- -------
     Certificateholders and the Purchasers shall be entitled to the benefits of the subordination of the Collections allocable to the Seller's Interest to the extent provided in any Supplement and any Receivables Purchase Agreement.

     SECTION 2.07. Amendment to Schedule I to the Agreement.  Schedule I to the
                   ----------------------------------------
Agreement shall be deleted, and inserted in lieu thereof shall be Schedule I to this Amendment.

                                  ARTICLE III

                           Miscellaneous Provisions
                           ------------------------


          SECTION 3.01. Ratification of Agreement. As amended by this Amendment,
                        -------------------------
the Agreement is in all respects ratified and confirmed and the Agreement as so amended by this Amendment shall be read, taken and construed as one and the same instrument.

          SECTION 3.02. Counterparts. This Amendment may be executed in two or
                        ------------
more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          SECTION 3.03. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Seller and the Buyer have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                               CSX TRADE RECEIVABLES
                                               CORPORATION, as Buyer,

                                                 by /s/ ^^?
                                                   ------------------
                                                   Title:


                                               CSX TRANSPORTATION, INC., as
                                               Seller

                                                 by /s/ ^^?
                                                   ------------------
                                                   Title: Treasurer


Acknowledged by CHEMICAL BANK,
as Trustee of CSXT Trade
Receivables Master Trust,

  by /s/ ^^ ?
    ----------------------------
    Title: SENIOR TRUST OFFICER

                                                                      SCHEDULE I
                                                                              TO
                                                                             RSA

                              DISCOUNT PERCENTAGE

The Discount Percentage applicable to the Receivables purchased on any Distribution Date shall initially equal 99.60%.

Prior to each Distribution Date thereafter, the Buyer and the Seller shall jointly determine and agree on a Purchase Price for such Distribution Date meeting the requirements of Section 2.05(i). If they cannot agree on a new Discount Percentage, the Discount Percentage for the prior Distribution Date will remain in effect and the Buyer and Seller will retain an expert third party to determine a Discount Percentage which meets such requirements.